SECURITIES AND EXCHANGE COMMISSION

                   Washington, D. C.   20549

                         FORM 8-K/A

            Current Report Pursuant to Section 13 or 15(d)
              of The Securities Exchange Act of 1934


Date of Report: December 20, 1996      Commission file number:  0-24930

       CYCLODEXTRIN TECHNOLOGIES DEVELOPMENT, INC.
    (Exact name of registrant as specified in its charter)


        Florida                                       59-3029743
  (State or other jurisdiction               IRS Employer Identification No.
   of incorporation or organization)


    3713 S.W. 42nd Avenue, Suite 3, Gainesville, Florida, 32608-6581
     (Address of principal executive offices)             (Zip Code)


    Registrant's telephone number, including area code:   904-375-6822

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Item 4 - Changes in Registrant's Certifying Accountant

(a) On December 6, 1996, Registrant engaged the accounting firm of Davis, Monk & Co. as independent accountants for the Registrant for 1996. The work of James Moore & Co. was terminated on December 6, 1996. The termination of James Moore & Co. and the engagement of Davis, Monk & Co. was approved by Registrant's Board of Directors.

(b) During the two most recent fiscal years ended December 31, 1995, and the subsequent interim period through December 6, 1996, there have been no disagreements with James Moore & Co. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or any reportable events.

(c) James Moore & Co.'s report on the financial statements for the past two years ended December 31, 1995, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

(d) The Registrant is filing as an exhibit a letter from James Moore & Co. addressed to the Securities and Exchange Commission stating that it agrees with the statements made by the Registrant in response to this Item 4.


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Item 14.  Exhibits, Financial Statement Schedules, and Reports on Form 8-K

Exhibit     Description                                             Page



(1) Underwriting agreement                                           None

(2) Plan of acquisition, reorganization,
    arrangement, liquidation or succession                           None

(4) Instruments defining the rights of
    security holders, including debentures                           None

(16) Letter re change in certifying accountant

(17) Letter re director resignation                                  None

(21) Other documents or statements to security holders               None

(24) Consents of experts and counsel                                 None

(25) Power of attorney                                               None

(28) Additional exhibits                                             None



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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  December 20, 1996

                                          /s/ C. E. RICK STRATTAN
                                          C. E. RICK STRATTAN
                                          President, Chief Executive Officer,
                                          Chief Financial Officer